                                            IMPORTANT NOTICE
                                            REGARDING DELIVERY
                                            OF SHAREHOLDER DOCUMENTS

                                            SCHWAB

                                            BOND INDEX FUNDS

                                            February 28, 2001

                                            Semi-Annual Report enclosed

                                            SCHWAB SHORT-TERM BOND MARKET
                                            INDEX FUND


                                            SCHWAB TOTAL BOND MARKET INDEX FUND


                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office
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MAILING OF YOUR SCHWABFUNDS(R) SHAREHOLDER DOCUMENTS MAY BE HOUSEHOLDED
INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.


ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

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charge and may be requested at any time by calling Schwab as indicated below.
SchwabFunds prospectuses are also available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

SCHWAB SIGNATURE SERVICES CLIENTS

Schwab Signature Services.

INVESTMENT MANAGER CLIENTS

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ALL OTHER CLIENTS

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Your instructions that householding not apply to your accounts holding
SchwabFunds will be effective within 30 days of receipt by Schwab.

                                           SCHWAB

                                           BOND INDEX FUNDS

                                           February 28, 2001

                                           Semi-Annual Report

                                           SCHWAB SHORT-TERM BOND MARKET
                                           INDEX FUND


                                           SCHWAB TOTAL BOND MARKET INDEX FUND


                                                           [CHARLES SCHWAB LOGO]

SCHWAB
BOND INDEX FUNDS


[PHOTO OF CHARLES SCHWAB]


Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely stocks, bonds and cash equivalents.

By investing in SchwabFunds(R), you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles Schwab

Charles Schwab
February 28, 2001

SEMI-ANNUAL REPORT

September 1, 2000 - February 28, 2001

 1  Market Overview

 5  Schwab Short-Term Bond Market
    Index Fund
    Sharp declines in short-term interest rates and strong demand for bonds characterized the reporting period.

15  Schwab Total Bond Market
    Index Fund
    Significant price increases in longer-term Treasury securities was a factor during the reporting period.

27  Financial Notes

    ---------------------------------------------------------------------------

30  HOW TO READ THIS REPORT
    An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

LONGEST GROWTH PERIOD IN U.S. HISTORY

The year 2000 marked the tenth year of continuing U.S. economic expansion -- the longest period of continuous growth in U.S. history. The main forces behind the expansion have been high levels of consumer spending -- fueled by increases in personal income, personal wealth and consumer confidence -- as well as a healthy housing sector and strong investment in capital improvements by businesses. However, as the year ended, it appeared that the current ten-year cycle may have run its course.

                    [GRAPHIC OF CONSTRUCTION WORKER WORKING]

In an effort to slow the economy while reducing inflationary pressures, the Federal Reserve Bank (the Fed) raised short-term interest rates from 5.5% to 6.5% in three separate actions during the first six months of 2000. These rate hikes proved to be effective as third quarter (Q3) Gross Domestic Product (GDP) fell to 2.2%, its lowest level since Q3 1996, and well below the 5.6% rate of Q2 2000. Consumer and business spending, the main drivers of the expansion, decreased significantly later in the year and caused the economy to slow even further as reflected in the Q4 2000 GDP release of 1.0%, its lowest level since 1995. Concerned about this sudden slowdown in the economy, the Fed reduced interest rates a total of 1.0% during January 2001, leaving the Federal Funds rate at 5.5%. Consensus forecasts by leading economists anticipate potential for further declines in Q1 2001, with GDP growth estimated at below 1.0%.

--------------------------------------------------------------------------------
 ASSET CLASS PERFORMANCE COMPARISON  % RETURNS DURING THE REPORTING PERIOD
--------------------------------------------------------------------------------

This graph compares the performance of various asset classes during the reporting period.

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Past performance isn't an indication of future results.


                [ASSET CLASS PERFORMANCE COMPARISON LINE GRAPH]

LEHMAN BROTHERS U.S. AGGREGATE              S&P 500(R) INDEX: measures
BOND INDEX: measures the U.S.               U.S. large-cap stocks
bond market
                                            RUSSELL 2000(R) INDEX: measures
                                            U.S. small-cap stocks

THREE-MONTH TREASURY BILLS:                 MSCI-EAFE(R) INDEX: measures
measures short-term U.S.                    (in U.S. dollars) large-cap stocks
Treasury obligations                        in Europe, Australasia and the Far
                                            East

            3 Month    Lehman Aggregate  MSCI EAFE     Russell 2000   S&P 500
             T-Bill       Bond Index       Index     Small-Cap Index   Index
9/1/00        0.03          0.24            2.25          0.77           0.2
9/8/00        0.13          0.15           -1.93         -0.49         -1.53
9/15/00       0.25         -0.02           -4.17         -1.22         -3.42
9/22/00       0.37          0.21           -5.57         -3.44         -4.55
9/29/00       0.48          0.63           -4.96         -2.87         -5.29
10/6/00       0.61          0.6            -5.3          -8.51         -7.11
10/13/00      0.73          0.96           -8.63        -10.43          -9.4
10/20/00      0.84          1.5            -8.71          -9.1         -7.88
10/27/00      0.94          1.38           -7.31         -10.5         -9.02
11/3/00       1.01          1.18           -4.39         -5.27         -5.85
11/10/00      1.19          1.39           -6.46         -10.1         -9.86
11/17/00      1.32          1.83           -7.88         -9.73         -9.74
11/24/00      1.45          2.14          -10.41        -11.72        -11.46
12/1/00       1.58          2.7            -8.88        -14.46        -13.08
12/8/00       1.7           3.66           -7.77        -10.27         -9.47
12/15/00      1.83          4.44           -8.73        -14.13        -13.28
12/22/00      2.11          5.12           -9.77        -13.19        -13.69
12/29/00      2.11          4.86           -7.05         -9.28        -12.67
1/5/01        2.32          6.29           -6.87        -13.09        -14.12
1/12/01       2.38          5.23           -8.49         -8.79        -12.78
1/19/01       2.48          5.86           -7.76         -8.34        -11.19
1/26/01       2.6           5.78           -8.33         -6.34        -10.38
2/2/01        2.71          6.56           -8.12         -6.28        -10.67
2/9/01        2.8           6.67          -10.87         -7.03        -12.97
2/16/01       2.89          6.39          -12.24         -4.77        -13.85
2/23/01       3.01          6.56          -15.18        -10.63        -17.54
2/28/01       3.11          7.5           -14.41        -11.18        -17.84

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued

UNEMPLOYMENT REMAINS LOW

After trending downward for years, unemployment continued to fall during 2000. It even fell below the 4% mark, the lowest level in three decades (a level once considered improbable without high inflation). As the economy's pace of growth slowed later in the year, unemployment began trending up slightly and as of February 28, 2001, reached 4.2%. Although the unemployment rate remains low by historical standards, there have been some indications of a weakening labor market. The manufacturing sector shed over 250,000 jobs during the last three months of the reporting period while average hours worked in that sector have been declining over the last five months. In addition, reports detailing job cuts have been prevalent, particularly in the technology sector. However, demand for workers in the service sector has helped to offset job losses in the manufacturing and technology sectors. Consensus forecasts anticipate that unemployment may continue to rise during the first half of 2001 as the pace of growth moderates.

                                        ----------------------------------------
                                        Job growth continues to outstrip
                                        population growth. Today, a higher
                                        percentage of the population has a job
                                        than at any time since WWII.
                                        ----------------------------------------
                                             Source: Bureau of Labor Statistics.

As the economy has slowed, headline rates of inflation were pushed up by steep increases in the prices of energy, tobacco and medical costs. While these increases are worrisome it seems unlikely that they will reignite concerns over inflation given

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for the past ten years but slowed dramatically in the 4th quarter of 2000. Real GDP grew just 1.0% during that quarter, significantly less than other quarters during 1999 and 2000.

                          [REAL GDP GROWTH BAR CHART]

                                              Real GDP
                          Q1 1991               -1.7
                          Q2 1991                2.6
                          Q3 1991                1.3
                          Q4 1991                2.5
                          Q1 1992                3.8
                          Q2 1992                3.8
                          Q3 1992                3.1
                          Q4 1992                5.4
                          Q1 1993                0.1
                          Q2 1993                2.5
                          Q3 1993                1.8
                          Q4 1993                6.2
                          Q1 1994                3.4
                          Q2 1994                5.7
                          Q3 1994                2.2
                          Q4 1994                5
                          Q1 1995                1.5
                          Q2 1995                0.8
                          Q3 1995                3.1
                          Q4 1995                3.2
                          Q1 1996                2.9
                          Q2 1996                6.8
                          Q3 1996                2
                          Q4 1996                4.6
                          Q1 1997                4.4
                          Q2 1997                5.9
                          Q3 1997                4.2
                          Q4 1997                2.8
                          Q1 1998                6.5
                          Q2 1998                2.9
                          Q3 1998                3.4
                          Q4 1998                5.6
                          Q1 1999                3.5
                          Q2 1999                2.5
                          Q3 1999                5.7
                          Q4 1999                8.3
                          Q1 2000                4.8
                          Q2 2000                5.6
                          Q3 2000                2.2
                          Q4 2000                1.1


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.


Data source: Bloomberg L.P.

the current state of the U.S. economy. The Fed continues to point out the recent gains in productivity and feels the trend is likely to continue.


STOCKS STUMBLE; MOST BONDS POST HEALTHY RETURNS

Most sectors of the stock market peaked early in 2000 and then began a steady decline that continued through the end of the reporting period. The initial decline occurred after the Fed raised short-term interest rates, increasing pressure on stocks. As evidence of a slowing economy emerged later in the year, many companies issued earnings warnings, sparking fears over equity valuations and leading to further declines. Price declines were particularly steep in technology issues as investors turned their attention to more conservative investments. By the end of the reporting period, the NASDAQ composite index had fallen to 2,151.83 -- a decline of 57% from its peak of 5,048.62 in March 2000.

                           [GRAPHIC OF COMPUTER CHIP]

                                        ----------------------------------------
                                        The U.S. Treasury's plan to buy back $30
                                        billion of its long-term bonds
                                        substantially pushed up prices for all
                                        long-term debt securities.
                                        ----------------------------------------

A major factor for bonds throughout the year was the U.S. Treasury's decision to use some of the budget surplus to buy back its own bonds. This action resulted in an inverted yield curve, a situation in which short-term bonds actually pay higher yields than long-term bonds. The performance of bonds was further enhanced as investor demand for fixed income securities increased, boosting

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment hit a three-decade low of 3.9% in September 2000. Although it closed the reporting period slightly higher at 4.2%, it remains very low by historical standards.

                       [US UNEMPLOYMENT RATE LINE GRAPH]


                       Mar-91                         6.8
                       Apr-91                         6.7
                       May-91                         6.9
                       Jun-91                         6.9
                       Jul-91                         6.8
                       Aug-91                         6.9
                       Sep-91                         6.9
                       Oct-91                         7
                       Nov-91                         7
                       Dec-91                         7.3
                       Jan-92                         7.3
                       Feb-92                         7.4
                       Mar-92                         7.4
                       Apr-92                         7.4
                       May-92                         7.6
                       Jun-92                         7.8
                       Jul-92                         7.7
                       Aug-92                         7.6
                       Sep-92                         7.6
                       Oct-92                         7.3
                       Nov-92                         7.4
                       Dec-92                         7.4
                       Jan-93                         7.3
                       Feb-93                         7.1
                       Mar-93                         7
                       Apr-93                         7.1
                       May-93                         7.1
                       Jun-93                         7
                       Jul-93                         6.9
                       Aug-93                         6.8
                       Sep-93                         6.7
                       Oct-93                         6.8
                       Nov-93                         6.6
                       Dec-93                         6.5
                       Jan-94                         6.8
                       Feb-94                         6.6
                       Mar-94                         6.5
                       Apr-94                         6.4
                       May-94                         6.1
                       Jun-94                         6.1
                       Jul-94                         6.3
                       Aug-94                         6
                       Sep-94                         5.8
                       Oct-94                         5.8
                       Nov-94                         5.6
                       Dec-94                         5.5
                       Jan-95                         5.6
                       Feb-95                         5.4
                       Mar-95                         5.3
                       Apr-95                         5.8
                       May-95                         5.8
                       Jun-95                         5.6
                       Jul-95                         5.6
                       Aug-95                         5.7
                       Sep-95                         5.6
                       Oct-95                         5.5
                       Nov-95                         5.7
                       Dec-95                         5.6
                       Jan-96                         5.6
                       Feb-96                         5.5
                       Mar-96                         5.6
                       Apr-96                         5.5
                       May-96                         5.6
                       Jun-96                         5.3
                       Jul-96                         5.5
                       Aug-96                         5.1
                       Sep-96                         5.2
                       Oct-96                         5.2
                       Nov-96                         5.3
                       Dec-96                         5.4
                       Jan-97                         5.3
                       Feb-97                         5.3
                       Mar-97                         5.1
                       Apr-97                         5
                       May-97                         4.7
                       Jun-97                         5
                       Jul-97                         4.7
                       Aug-97                         4.9
                       Sep-97                         4.7
                       Oct-97                         4.7
                       Nov-97                         4.6
                       Dec-97                         4.7
                       Jan-98                         4.5
                       Feb-98                         4.6
                       Mar-98                         4.6
                       Apr-98                         4.3
                       May-98                         4.3
                       Jun-98                         4.5
                       Jul-98                         4.5
                       Aug-98                         4.5
                       Sep-98                         4.5
                       Oct-98                         4.5
                       Nov-98                         4.4
                       Dec-98                         4.3
                       Jan-99                         4.3
                       Feb-99                         4.4
                       Mar-99                         4.2
                       Apr-99                         4.3
                       May-99                         4.2
                       Jun-99                         4.3
                       Jul-99                         4.3
                       Aug-99                         4.2
                       Sep-99                         4.2
                       Oct-99                         4.1
                       Nov-99                         4.1
                       Dec-99                         4.1
                       Jan-00                         4
                       Feb-00                         4.1
                       Mar-00                         4.1
                       Apr-00                         3.9
                       May-00                         4.1
                       Jun-00                         4
                       Jul-00                         4
                       Aug-00                         4.1
                       Sep-00                         3.9
                       Oct-00                         3.9
                       Nov-00                         4
                       Dec-00                         4
                        1-Jan                         4.2
                        1-Feb                         4.2

This chart measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers increase pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 3.5% for the 12 months ended February 28, 2001 (2.7% if food and energy are excluded). ECI rose 4.1% for the 12 months ended December 31, 2000.

                       [MEASURES OF INFLATION LINE GRAPH]

                                             Consumer Price
                                             Index 12-Month
                           Date              Change (Monthly)
                          Mar-91                  4.9
                          Apr-91                  4.9
                          May-91                  5
                          Jun-91                  4.7
                          Jul-91                  4.4
                          Aug-91                  3.8
                          Sep-91                  3.4
                          Oct-91                  2.9
                          Nov-91                  3
                          Dec-91                  3.1
                          Jan-92                  2.6
                          Feb-92                  2.8
                          Mar-92                  3.2
                          Apr-92                  3.2
                          May-92                  3
                          Jun-92                  3.1
                          Jul-92                  3.2
                          Aug-92                  3.1
                          Sep-92                  3
                          Oct-92                  3.2
                          Nov-92                  3
                          Dec-92                  2.9
                          Jan-93                  3.3
                          Feb-93                  3.2
                          Mar-93                  3.1
                          Apr-93                  3.2
                          May-93                  3.2
                          Jun-93                  3
                          Jul-93                  2.8
                          Aug-93                  2.8
                          Sep-93                  2.7
                          Oct-93                  2.8
                          Nov-93                  2.7
                          Dec-93                  2.7
                          Jan-94                  2.5
                          Feb-94                  2.5
                          Mar-94                  2.5
                          Apr-94                  2.4
                          May-94                  2.3
                          Jun-94                  2.5
                          Jul-94                  2.8
                          Aug-94                  2.9
                          Sep-94                  3
                          Oct-94                  2.6
                          Nov-94                  2.7
                          Dec-94                  2.7
                          Jan-95                  2.8
                          Feb-95                  2.9
                          Mar-95                  2.9
                          Apr-95                  3.1
                          May-95                  3.2
                          Jun-95                  3
                          Jul-95                  2.8
                          Aug-95                  2.6
                          Sep-95                  2.5
                          Oct-95                  2.8
                          Nov-95                  2.6
                          Dec-95                  2.5
                          Jan-96                  2.7
                          Feb-96                  2.7
                          Mar-96                  2.8
                          Apr-96                  2.9
                          May-96                  2.9
                          Jun-96                  2.8
                          Jul-96                  3
                          Aug-96                  2.9
                          Sep-96                  3
                          Oct-96                  3
                          Nov-96                  3.3
                          Dec-96                  3.3
                          Jan-97                  3
                          Feb-97                  3
                          Mar-97                  2.8
                          Apr-97                  2.5
                          May-97                  2.2
                          Jun-97                  2.3
                          Jul-97                  2.2
                          Aug-97                  2.2
                          Sep-97                  2.2
                          Oct-97                  2.1
                          Nov-97                  1.8
                          Dec-97                  1.7
                          Jan-98                  1.6
                          Feb-98                  1.4
                          Mar-98                  1.4
                          Apr-98                  1.4
                          May-98                  1.7
                          Jun-98                  1.7
                          Jul-98                  1.7
                          Aug-98                  1.6
                          Sep-98                  1.5
                          Oct-98                  1.5
                          Nov-98                  1.5
                          Dec-98                  1.6
                          Jan-99                  1.7
                          Feb-99                  1.6
                          Mar-99                  1.7
                          Apr-99                  2.3
                          May-99                  2.1
                          Jun-99                  2
                          Jul-99                  2.1
                          Aug-99                  2.3
                          Sep-99                  2.6
                          Oct-99                  2.6
                          Nov-99                  2.6
                          Dec-99                  2.7
                          Jan-00                  2.7
                          Feb-00                  3.2
                          Mar-00                  3.7
                          Apr-00                  3
                          May-00                  3.1
                          Jun-00                  3.7
                          Jul-00                  3.7
                          Aug-00                  3.4
                          Sep-00                  3.5
                          Oct-00                  3.4
                          Nov-00                  3.4
                          Dec-00                  3.4
                          Jan-01                  3.7


The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.


Data source: Bloomberg L.P.

MARKET OVERVIEW Continued


prices for most bonds. During the reporting period, the Lehman Brothers U.S. Aggregate Bond Index gained 7.50% while the Lehman General Muni Bond Index was up 5.19%.

                              [GRAPHIC OF CAPITOL]

LOOKING AHEAD: SLOWER GROWTH RATES PROJECTED

Recent evidence indicates that the economy has indeed slowed. While there has been talk of a possible recession in the press, the consensus among most economists is that the U.S. economy will continue to soften during the first half of the year as consumers and businesses react to the recent turmoil in the financial markets. However, they continue to believe that the economy appears poised for continued growth, albeit at much lower rates than those of the past few years. The slowdown has provided momentum for passage of President Bush's proposed tax-cut package which will be heavily debated in Congress during the first half of the year. It is anticipated that a combination of further reductions in short-term rates and an income tax cut could help provide the necessary stimulus to avoid an economic downturn, while setting the stage for continued growth in the second half of the year.


YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries

With its buyback program, the Treasury emerged as a major customer for its own bonds, driving prices up (and yields down) on long-term Treasuries during the reporting period.

                    [YIELD OF US TREASURY BONDS LINE GRAPH]

                                   Ten Year Treasury  Five Year Treasury
                                      Bond Yield          Bond Yield
                      3/1/91              8.12               7.79
                      3/8/91              8.13               7.77
                      3/15/91             8.1                7.72
                      3/22/91             8.13               7.8
                      3/29/91             8.06               7.76
                      4/5/91              7.98               7.64
                      4/12/91             7.97               7.62
                      4/19/91             8.1                7.8
                      4/26/91             8.05               7.68
                      5/3/91              8.04               7.66
                      5/10/91             8.1                7.75
                      5/17/91             8.09               7.75
                      5/24/91             8.09               7.69
                      5/31/91             8.06               7.71
                      6/7/91              8.28               7.95
                      6/14/91             8.27               7.92
                      6/21/91             8.32               7.94
                      6/28/91             8.23               7.88
                      7/5/91              8.34               8.01
                      7/12/91             8.26               7.91
                      7/19/91             8.28               7.9
                      7/26/91             8.2                7.81
                      8/2/91              8.06               7.63
                      8/9/91              7.98               7.49
                      8/16/91             7.83               7.31
                      8/23/91             7.87               7.37
                      8/30/91             7.82               7.34
                      9/6/91              7.76               7.24
                      9/13/91             7.64               7.11
                      9/20/91             7.57               7.07
                      9/27/91             7.48               6.95
                      10/4/91             7.39               6.79
                      10/11/91            7.45               6.81
                      10/18/91            7.51               6.86
                      10/25/91            7.67               6.97
                      11/1/91             7.48               6.72
                      11/8/91             7.42               6.67
                      11/15/91            7.31               6.53
                      11/22/91            7.45               6.55
                      11/29/91            7.38               6.48
                      12/6/91             7.23               6.29
                      12/13/91            7.21               6.27
                      12/20/91            6.97               6.04
                      12/27/91            6.83               6.01
                      1/3/92              6.84               6.03
                      1/10/92             6.85               6.12
                      1/17/92             7.09               6.33
                      1/24/92             7.24               6.41
                      1/31/92             7.28               6.43
                      2/7/92              7.18               6.36
                      2/14/92             7.39               6.64
                      2/21/92             7.45               6.76
                      2/28/92             7.25               6.57
                      3/6/92              7.48               6.85
                      3/13/92             7.7                7.13
                      3/20/92             7.63               7.1
                      3/27/92             7.52               6.95
                      4/3/92              7.4                6.75
                      4/10/92             7.36               6.62
                      4/17/92             7.45               6.77
                      4/24/92             7.52               6.83
                      5/1/92              7.55               6.82
                      5/8/92              7.41               6.72
                      5/15/92             7.29               6.59
                      5/22/92             7.35               6.7
                      5/29/92             7.32               6.61
                      6/5/92              7.31               6.56
                      6/12/92             7.28               6.49
                      6/19/92             7.24               6.43
                      6/26/92             7.15               6.33
                      7/3/92              6.93               6.03
                      7/10/92             6.92               5.91
                      7/17/92             6.9                5.8
                      7/24/92             6.74               5.65
                      7/31/92             6.71               5.83
                      8/7/92              6.56               5.56
                      8/14/92             6.52               5.51
                      8/21/92             6.52               5.51
                      8/28/92             6.63               5.61
                      9/4/92              6.4                5.29
                      9/11/92             6.36               5.32
                      9/18/92             6.41               5.39
                      9/25/92             6.41               5.35
                      10/2/92             6.25               5.21
                      10/9/92             6.52               5.51
                      10/16/92            6.59               5.55
                      10/23/92            6.81               5.88
                      10/30/92            6.79               5.89
                      11/6/92             6.97               6.03
                      11/13/92            6.82               6.01
                      11/20/92            6.83               6.06
                      11/27/92            6.92               6.24
                      12/4/92             6.82               6.1
                      12/11/92            6.79               6.11
                      12/18/92            6.74               6.06
                      12/25/92            6.68               6.03
                      1/1/93              6.69               6
                      1/8/93              6.73               5.96
                      1/15/93             6.59               5.79
                      1/22/93             6.54               5.74
                      1/29/93             6.36               5.55
                      2/5/93              6.31               5.43
                      2/12/93             6.33               5.62
                      2/19/93             6.15               5.28
                      2/26/93             6.02               5.21
                      3/5/93              5.86               5.1
                      3/12/93             6.12               5.35
                      3/19/93             5.96               5.17
                      3/26/93             6.09               5.34
                      4/2/93              6.16               5.3
                      4/9/93              5.97               5.12
                      4/16/93             5.89               5.06
                      4/23/93             5.89               5.05
                      4/30/93             6.01               5.11
                      5/7/93              5.9                5.03
                      5/14/93             6.02               5.19
                      5/21/93             6.14               5.32
                      5/28/93             6.15               5.37
                      6/4/93              6.09               5.36
                      6/11/93             5.97               5.21
                      6/18/93             5.94               5.21
                      6/25/93             5.81               5.12
                      7/2/93              5.75               4.98
                      7/9/93              5.74               5
                      7/16/93             5.69               4.99
                      7/23/93             5.93               5.26
                      7/30/93             5.81               5.15
                      8/6/93              5.84               5.15
                      8/13/93             5.72               5.06
                      8/20/93             5.62               4.96
                      8/27/93             5.49               4.85
                      9/3/93              5.3                4.64
                      9/10/93             5.28               4.67
                      9/17/93             5.38               4.75
                      9/24/93             5.39               4.77
                      10/1/93             5.34               4.73
                      10/8/93             5.26               4.62
                      10/15/93            5.17               4.58
                      10/22/93            5.4                4.76
                      10/29/93            5.43               4.85
                      11/5/93             5.73               5.11
                      11/12/93            5.65               5.01
                      11/19/93            5.84               5.16
                      11/26/93            5.74               5.08
                      12/3/93             5.76               5.14
                      12/10/93            5.74               5.15
                      12/17/93            5.77               5.14
                      12/24/93            5.69               5.11
                      12/31/93            5.8                5.21
                      1/7/94              5.65               5.02
                      1/14/94             5.73               5.1
                      1/21/94             5.68               5.04
                      1/28/94             5.64               5.01
                      2/4/94              5.87               5.3
                      2/11/94             5.88               5.33
                      2/18/94             6.09               5.52
                      2/25/94             6.2                5.64
                      3/4/94              6.37               5.82
                      3/11/94             6.45               5.89
                      3/18/94             6.5                5.98
                      3/25/94             6.64               6.12
                      4/1/94              6.94               6.45
                      4/8/94              6.93               6.45
                      4/15/94             6.96               6.5
                      4/22/94             6.94               6.54
                      4/29/94             7.04               6.64
                      5/6/94              7.35               6.96
                      5/13/94             7.28               6.87
                      5/20/94             7.02               6.59
                      5/27/94             7.12               6.72
                      6/3/94              6.99               6.61
                      6/10/94             7.02               6.6
                      6/17/94             7.13               6.7
                      6/24/94             7.21               6.84
                      7/1/94              7.32               6.95
                      7/8/94              7.42               7.04
                      7/15/94             7.25               6.84
                      7/22/94             7.28               6.91
                      7/29/94             7.11               6.73
                      8/5/94              7.27               6.93
                      8/12/94             7.29               6.95
                      8/19/94             7.26               6.9
                      8/26/94             7.23               6.87
                      9/2/94              7.2                6.81
                      9/9/94              7.43               7.05
                      9/16/94             7.5                7.12
                      9/23/94             7.56               7.2
                      9/30/94             7.61               7.28
                      10/7/94             7.69               7.34
                      10/14/94            7.6                7.25
                      10/21/94            7.79               7.45
                      10/28/94            7.8                7.47
                      11/4/94             8.03               7.72
                      11/11/94            7.99               7.7
                      11/18/94            8.01               7.79
                      11/25/94            7.79               7.65
                      12/2/94             7.81               7.71
                      12/9/94             7.79               7.75
                      12/16/94            7.8                7.76
                      12/23/94            7.83               7.84
                      12/30/94            7.82               7.83
                      1/6/95              7.86               7.87
                      1/13/95             7.68               7.63
                      1/20/95             7.81               7.79
                      1/27/95             7.62               7.55
                      2/3/95              7.5                7.41
                      2/10/95             7.61               7.54
                      2/17/95             7.42               7.34
                      2/24/95             7.31               7.15
                      3/3/95              7.34               7.18
                      3/10/95             7.22               7.06
                      3/17/95             7.11               6.96
                      3/24/95             7.08               6.92
                      3/31/95             7.2                7.08
                      4/7/95              7.11               6.94
                      4/14/95             7.02               6.81
                      4/21/95             7                  6.76
                      4/28/95             7.06               6.89
                      5/5/95              6.68               6.45
                      5/12/95             6.67               6.45
                      5/19/95             6.63               6.45
                      5/26/95             6.4                6.18
                      6/2/95              6.1                5.83
                      6/9/95              6.4                6.21
                      6/16/95             6.2                5.95
                      6/23/95             6.05               5.81
                      6/30/95             6.21               5.97
                      7/7/95              6.05               5.76
                      7/14/95             6.16               5.9
                      7/21/95             6.53               6.27
                      7/28/95             6.47               6.22
                      8/4/95              6.49               6.21
                      8/11/95             6.61               6.38
                      8/18/95             6.56               6.36
                      8/25/95             6.35               6.11
                      9/1/95              6.23               6.02
                      9/8/95              6.22               6.03
                      9/15/95             6.13               5.93
                      9/22/95             6.24               6.06
                      9/29/95             6.18               6.02
                      10/6/95             6.06               5.88
                      10/13/95            5.96               5.8
                      10/20/95            6.04               5.9
                      10/27/95            6.04               5.83
                      11/3/95             5.94               5.7
                      11/10/95            6                  5.77
                      11/17/95            5.91               5.65
                      11/24/95            5.91               5.69
                      12/1/95             5.71               5.5
                      12/8/95             5.72               5.56
                      12/15/95            5.76               5.57
                      12/22/95            5.71               5.5
                      12/29/95            5.57               5.38
                      1/5/96              5.67               5.41
                      1/12/96             5.74               5.43
                      1/19/96             5.53               5.27
                      1/26/96             5.63               5.33
                      2/2/96              5.67               5.26
                      2/9/96              5.66               5.23
                      2/16/96             5.78               5.3
                      2/23/96             5.96               5.51
                      3/1/96              5.96               5.58
                      3/8/96              6.41               6.06
                      3/15/96             6.45               6.18
                      3/22/96             6.33               6.06
                      3/29/96             6.33               6.09
                      4/5/96              6.55               6.38
                      4/12/96             6.5                6.29
                      4/19/96             6.52               6.32
                      4/26/96             6.53               6.28
                      5/3/96              6.9                6.6
                      5/10/96             6.75               6.47
                      5/17/96             6.65               6.41
                      5/24/96             6.51               6.41
                      5/31/96             6.85               6.63
                      6/7/96              6.9                6.7
                      6/14/96             6.93               6.7
                      6/21/96             6.95               6.72
                      6/28/96             6.71               6.46
                      7/5/96              7.15               6.82
                      7/12/96             6.86               6.65
                      7/19/96             6.79               6.57
                      7/26/96             6.85               6.63
                      8/2/96              6.51               6.27
                      8/9/96              6.48               6.22
                      8/16/96             6.55               6.3
                      8/23/96             6.75               6.51
                      8/30/96             6.94               6.72
                      9/6/96              6.92               6.7
                      9/13/96             6.72               6.47
                      9/20/96             6.84               6.62
                      9/27/96             6.68               6.44
                      10/4/96             6.48               6.21
                      10/11/96            6.55               6.28
                      10/18/96            6.5                6.25
                      10/25/96            6.54               6.26
                      11/1/96             6.38               6.11
                      11/8/96             6.25               6.03
                      11/15/96            6.18               5.96
                      11/22/96            6.14               5.93
                      11/29/96            6.04               5.83
                      12/6/96             6.24               5.99
                      12/13/96            6.31               6.05
                      12/20/96            6.36               6.14
                      12/27/96            6.29               6.08
                      1/3/97              6.5                6.27
                      1/10/97             6.61               6.38
                      1/17/97             6.54               6.31
                      1/24/97             6.62               6.39
                      1/31/97             6.49               6.25
                      2/7/97              6.4                6.15
                      2/14/97             6.27               6.06
                      2/21/97             6.37               6.16
                      2/28/97             6.55               6.39
                      3/7/97              6.54               6.37
                      3/14/97             6.69               6.52
                      3/21/97             6.75               6.62
                      3/28/97             6.91               6.78
                      4/4/97              6.91               6.76
                      4/11/97             6.97               6.84
                      4/18/97             6.83               6.71
                      4/25/97             6.94               6.84
                      5/2/97              6.64               6.51
                      5/9/97              6.67               6.52
                      5/16/97             6.72               6.55
                      5/23/97             6.74               6.58
                      5/30/97             6.59               6.5
                      6/6/97              6.49               6.37
                      6/13/97             6.43               6.25
                      6/20/97             6.37               6.27
                      6/27/97             6.45               6.33
                      7/4/97              6.31               6.19
                      7/11/97             6.22               6.12
                      7/18/97             6.24               6.14
                      7/25/97             6.18               6.08
                      8/1/97              6.18               6.07
                      8/8/97              6.37               6.22
                      8/15/97             6.24               6.06
                      8/22/97             6.36               6.19
                      8/29/97             6.34               6.22
                      9/5/97              6.35               6.23
                      9/12/97             6.28               6.17
                      9/19/97             6.09               6.01
                      9/26/97             6.08               5.99
                      10/3/97             5.99               5.87
                      10/10/97            6.14               6.02
                      10/17/97            6.16               6.08
                      10/24/97            5.98               5.9
                      10/31/97            5.83               5.71
                      11/7/97             5.9                5.81
                      11/14/97            5.88               5.8
                      11/21/97            5.81               5.75
                      11/28/97            5.87               5.84
                      12/5/97             5.91               5.88
                      12/12/97            5.73               5.69
                      12/19/97            5.74               5.71
                      12/26/97            5.74               5.71
                      1/2/98              5.65               5.61
                      1/9/98              5.41               5.25
                      1/16/98             5.53               5.4
                      1/23/98             5.69               5.52
                      1/30/98             5.05               5.38
                      2/6/98              5.62               5.47
                      2/13/98             5.48               5.42
                      2/20/98             5.54               5.49
                      2/27/98             5.62               5.59
                      3/6/98              5.71               5.65
                      3/13/98             5.58               5.53
                      3/20/98             5.56               5.55
                      3/27/98             5.68               5.68
                      4/3/98              5.48               5.49
                      4/10/98             5.58               5.56
                      4/17/98             5.59               5.56
                      4/24/98             5.66               5.63
                      5/1/98              5.66               5.62
                      5/8/98              5.71               5.65
                      5/15/98             5.68               5.67
                      5/22/98             5.64               5.64
                      5/29/98             5.55               5.55
                      6/5/98              5.58               5.59
                      6/12/98             5.43               5.45
                      6/19/98             5.46               5.51
                      6/26/98             5.45               5.49
                      7/3/98              5.41               5.41
                      7/10/98             5.41               5.4
                      7/17/98             5.51               5.49
                      7/24/98             5.46               5.48
                      7/31/98             5.49               5.5
                      8/7/98              5.4                5.38
                      8/14/98             5.39               5.33
                      8/21/98             5.29               5.19
                      8/28/98             5.06               4.9
                      9/4/98              5.01               4.89
                      9/11/98             4.83               4.65
                      9/18/98             4.7                4.52
                      9/25/98             4.56               4.37
                      10/2/98             4.28               4.08
                      10/9/98             4.78               4.46
                      10/16/98            4.44               4.04
                      10/23/98            4.7                4.3
                      10/30/98            4.61               4.23
                      11/6/98             4.94               4.59
                      11/13/98            4.81               4.5
                      11/20/98            4.81               4.6
                      11/27/98            4.81               4.59
                      12/4/98             4.63               4.39
                      12/11/98            4.62               4.39
                      12/18/98            4.56               4.36
                      12/25/98            4.85               4.71
                      1/1/99              4.65               4.54
                      1/8/99              4.87               4.73
                      1/15/99             4.69               4.55
                      1/22/99             4.62               4.52
                      1/29/99             4.65               4.55
                      2/5/99              4.94               4.86
                      2/12/99             5.05               4.96
                      2/19/99             5.07               4.99
                      2/26/99             5.29               5.22
                      3/5/99              5.31               5.22
                      3/12/99             5.15               5.06
                      3/19/99             5.18               5.08
                      3/26/99             5.2                5.08
                      4/2/99              5.19               4.96
                      4/9/99              5.05               4.96
                      4/16/99             5.22               5.11
                      4/23/99             5.25               5.14
                      4/30/99             5.35               5.21
                      5/7/99              5.54               5.37
                      5/14/99             5.63               5.5
                      5/21/99             5.5                5.43
                      5/28/99             5.62               5.58
                      6/4/99              5.81               5.73
                      6/11/99             6.03               5.91
                      6/18/99             5.83               5.73
                      6/25/99             6.01               5.89
                      7/2/99              5.83               5.69
                      7/9/99              5.83               5.69
                      7/16/99             5.67               5.55
                      7/23/99             5.84               5.69
                      7/30/99             5.9                5.79
                      8/6/99              6.04               5.91
                      8/13/99             5.98               5.86
                      8/20/99             5.88               5.77
                      8/27/99             5.86               5.77
                      9/3/99              5.89               5.77
                      9/10/99             5.9                5.78
                      9/17/99             5.87               5.75
                      9/24/99             5.77               5.66
                      10/1/99             5.97               5.86
                      10/8/99             6.03               5.95
                      10/15/99            6.07               5.97
                      10/22/99            6.19               6.1
                      10/29/99            6.02               5.95
                      11/5/99             5.93               5.86
                      11/12/99            5.93               5.86
                      11/19/99            6.06               5.99
                      11/26/99            6.12               6.05
                      12/3/99             6.16               6.07
                      12/10/99            6.07               5.98
                      12/17/99            6.28               6.19
                      12/24/99            6.41               6.31
                      12/31/99            6.44               6.34
                      1/7/00              6.52               6.41
                      1/14/00             6.68               6.58
                      1/21/00             6.77               6.63
                      1/28/00             6.66               6.66
                      2/4/00              6.55               6.65
                      2/11/00             6.6                6.7
                      2/18/00             6.49               6.68
                      2/25/00             6.33               6.47
                      3/3/00              6.39               6.59
                      3/10/00             6.38               6.6
                      3/17/00             6.19               6.45
                      3/24/00             6.19               6.5
                      3/31/00             6                  6.31
                      4/7/00              5.58               6.18
                      4/14/00             5.58               6.11
                      4/21/00             5.99               6.24
                      4/28/00             6.21               6.54
                      5/5/00              6.51               6.76
                      5/12/00             6.51               6.77
                      5/19/00             6.49               6.7
                      5/26/00             6.33               6.57
                      6/2/00              6.15               6.37
                      6/9/00              6.13               6.36
                      6/16/00             5.97               6.18
                      6/23/00             6.19               6.37
                      6/30/00             6.03               6.19
                      7/7/00              6                  6.1
                      7/14/00             6.1                6.24
                      7/21/00             6                  6.13
                      7/28/00             6.03               6.14
                      8/4/00              5.9                6.01
                      8/11/00             5.79               6.06
                      8/18/00             5.77               6.08
                      8/25/00             5.73               6.01
                      9/1/00              5.68               5.9
                      9/8/00              5.74               5.93
                      9/15/00             5.84               5.91
                      9/22/00             5.85               5.93
                      9/29/00             5.8                5.85
                      10/6/00             5.81               5.9
                      10/13/00            5.72               5.72
                      10/20/00            5.63               5.67
                      10/27/00            5.71               5.79
                      11/3/00             5.83               5.86
                      11/10/00            5.78               5.73
                      11/17/00            5.7                5.68
                      11/24/00            5.62               5.61
                      12/1/00             5.5                5.45
                      12/8/00             5.3                5.26
                      12/15/00            5.18               5.14
                      12/22/00            5.01               4.9
                      12/29/00            5.11               4.98
                      1/5/01              4.93               4.66
                      1/12/01             5.25               4.95
                      1/19/01             5.17               4.81
                      1/26/01             5.27               4.91
                      2/2/01              5.15               4.84
                      2/9/01              5.03               4.82
                      2/16/01             5.11               4.9
                      2/23/01             5.1                4.84
                      2/28/01             4.9                4.66

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while opposite conditions can push rates down.

Data Source: Bloomberg L.P.


YIELD CURVE
Average yields of AAA securities of seven maturities

As the Fed cut interest rates, yields on short-term securities fell sharply. However, yields on short-term securities still remain higher than some longer-term investments.

                            [YIELD CURVE LINE GRAPH]

                    Maturity      09/01/00        02/28/01
                    3 Month         6.26            4.85
                    6 Month         6.31            4.69
                    1 Year          6.17            4.46
                    2 Year          6.07            4.39
                    5 Year          5.9             4.65
                    10 Year         5.68            4.89
                    30 Year         5.66            5.31

This chart shows where yields stood at the both at the beginning and end of the reporting period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, because they are assumed to carry higher risk.

Data source: Bloomberg L.P.

SCHWAB

SHORT-TERM BOND MARKET INDEX FUND

                            [PHOTO OF KIM DAIFOTIS]

"The fund's total return was enhanced by strong demand for bonds and the strong performance of Treasury securities."

    Portfolio Manager
    Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in September 1997, he worked for more than seventeen years in research and asset management.

                           TICKERSYMBOL           SWBDX
                    ------------------------------------------
                    INTEREST RATE
                    SENSITIVITY(1)      LOW     MEDIUM    HIGH

                    CREDIT QUALITY(1)

                    HIGH                [X]      [ ]       [ ]

                    MEDIUM              [ ]      [ ]       [ ]

                    LOW                 [ ]      [ ]       [ ]

Investors who are seeking a diversified source of current income and want potentially lower volatility and lower returns, compared to a long-term fund, may want to consider this fund.
--------------------------------------------------------------------------------

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1 - 5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.


MANAGER'S PERSPECTIVE

THE FUND CONTINUED ITS STRONG PERFORMANCE DURING THE REPORTING PERIOD, SLIGHTLY LAGGING THE PERFORMANCE OF ITS UNMANAGED BENCHMARK, THE LEHMAN BROTHERS MUTUAL FUND SHORT (1 - 5 YEAR) U.S. GOVERNMENT/CREDIT INDEX. The decline in interest rates during the reporting period gave a boost to prices of fixed income investments overall, and enhanced their performances relative to that of the equity market.

ONE FACTOR CONTRIBUTING TO THE STRONG PERFORMANCE OF FIXED INCOME SECURITIES WAS THE SIGNIFICANT DEMAND FOR TREASURY SECURITIES. Demand outstripped supply during the reporting period primarily due to investors exiting the volatile equity markets in favor of the relative safety offered by Treasuries. On the supply side, the Treasury's decision to pay down some of its outstanding debt combined with fewer new issues being brought to market reduced the outstanding supply. The overall impact of the imbalance in supply and demand for Treasuries led to higher prices and lower yields during the reporting period.

LOWER TREASURY YIELDS ALSO HELPED CORPORATE BONDS POST POSITIVE RETURNS DURING THE PERIOD. The performance of corporate bonds, however, was undermined somewhat by profit warnings and deteriorating credit ratings prevalent in a weakening economy.

1   Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/01

This chart compares performance of the fund with the Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index, the fund's benchmark index(1) and the Morningstar Short-Term Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 5.59%.(2)

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]


6 MONTHS(4)                      Total Return
Fund(2)                             6.05
Benchmark(1)                        6.42
Lehman 1-5 Year Index               6.42
Peer Average Group(3)               5.77
Tracking differential between fund
  and benchmark (0.37)


1 YEAR                           Total Return
Fund(2)                             10.63
Benchmark(1)                        10.86
Lehman 1-5 Year Index               10.86
Peer Average Group(3)               9.88
Tracking differential between fund
  and benchmark (0.23)

5 YEAR                           Total Return
Fund(2)                             6.04
Benchmark(1)                        6.42
Lehman 1-5 Year Index               6.5
Peer Average Group(3)               5.85
Tracking differential between fund
  and benchmark (0.38)


SINCE INCEPTION: 11/5/91         Total Return
Fund(2)                             5.98
Benchmark(1)                        6.21
Lehman 1-5 Year Index               6.59
Peer Average Group(3)                n/A
Tracking differential between fund
  and benchmark (0.23)

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index and the fund's benchmark index.(1)

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                     [PERFORMANCE OF A $10,000 INVESTMENT]

                                                                Lehman Mutual
                                                               Fund Short (1-5)
                                                                Gov't/Credit
                             Fund             Benchmark          Bond Index
          11/5/91            10000              10000              10000
          11/30/91           10117              10098              10097
          12/31/91           10381              10251              10287
          1/31/92            10241              10238              10243
          2/29/92            10240              10269              10272
          3/31/92            10190              10265              10251
          4/30/92            10282              10359              10349
          5/31/92            10440              10455              10477
          6/30/92            10595              10560              10614
          7/31/92            10794              10682              10778
          8/31/92            10898              10768              10884
          9/30/92            11053              10869              11012
          10/31/92           10924              10807              10903
          11/30/92           10868              10791              10868
          12/31/92           11012              10892              10990
          1/31/93            11202              11006              11164
          2/28/93            11355              11093              11298
          3/31/93            11395              11127              11339
          4/30/93            11499              11195              11428
          5/31/93            11462              11168              11394
          6/30/93            11622              11251              11518
          7/31/93            11661              11276              11541
          8/31/93            11823              11369              11679
          9/30/93            11851              11406              11718
          10/31/93           11892              11431              11748
          11/30/93           11819              11433              11725
          12/31/93           11873              11478              11773
          1/31/94            11973              11550              11873
          2/28/94            11780              11480              11754
          3/31/94            11628              11422              11637
          4/30/94            11527              11378              11569
          5/31/94            11485              11394              11582
          6/30/94            11500              11422              11602
          7/31/94            11599              11525              11732
          8/31/94            11628              11563              11770
          9/30/94            11585              11537              11708
          10/31/94           11593              11563              11722
          11/30/94           11528              11515              11662
          12/31/94           11540              11538              11688
          1/31/95            11697              11694              11867
          2/28/95            11852              11854              12072
          3/31/95            11919              11920              12141
          4/30/95            12018              12027              12268
          5/31/95            12232              12232              12553
          6/30/95            12281              12298              12627
          7/31/95            12308              12347              12657
          8/31/95            12396              12421              12747
          9/30/95            12470              12481              12820
          10/31/95           12572              12585              12943
          11/30/95           12696              12692              13080
          12/31/95           12799              12788              13194
          1/31/96            12900              12896              13315
          2/29/96            12817              12846              13225
          3/31/96            12778              12837              13184
          4/30/96            12776              12849              13173
          5/31/96            12777              12878              13182
          6/30/96            12878              12972              13298
          7/31/96            12917              13022              13346
          8/31/96            12940              13069              13380
          9/30/96            13072              13188              13528
          10/31/96           13235              13337              13717
          11/30/96           13368              13436              13849
          12/31/96           13311              13438              13813
          1/31/97            13378              13502              13877
          2/28/97            13397              13535              13904
          3/31/97            13355              13524              13860
          4/30/97            13477              13635              13994
          5/31/97            13575              13730              14097
          6/30/97            13680              13824              14208
          7/31/97            13874              13975              14418
          8/31/97            13841              13989              14398
          9/30/97            13964              14096              14532
          10/31/97           14091              14201              14663
          11/30/97           14130              14236              14691
          12/31/97           14228              14332              14798
          1/31/98            14383              14469              14969
          2/28/98            14358              14482              14969
          3/31/98            14415              14532              15022
          4/30/98            14479              14604              15095
          5/31/98            14563              14693              15188
          6/30/98            14643              14775              15273
          7/31/98            14697              14838              15337
          8/31/98            14898              15046              15551
          9/30/98            15152              15326              15842
          10/31/98           15204              15369              15887
          11/30/98           15175              15357              15874
          12/31/98           15214              15409              15928
          1/31/99            15258              15486              16008
          2/28/99            15116              15354              15871
          3/31/99            15232              15470              15990
          4/30/99            15247              15521              16043
          5/31/99            15188              15459              15979
          6/30/99            15219              15502              16024
          7/31/99            15254              15517              16040
          8/31/99            15289              15551              16075
          9/30/99            15402              15675              16204
          10/31/99           15427              15717              16247
          11/30/99           15448              15743              16275
          12/31/99           15448              15731              16262
          1/31/00            15409              15699              16230
          2/29/00            15530              15818              16353
          3/31/00            15678              15934              16474
          4/30/00            15673              15938              16477
          5/31/00            15739              15987              16527
          6/30/00            15950              16207              16755
          7/31/00            16051              16322              16874
          8/31/00            16202              16477              17035
          9/30/00            16351              16631              17193
          10/31/00           16425              16702              17267
          11/30/00           16611              16883              17455
          12/31/00           16858              17132              17713
          1/31/01            17069              17393              17983
          2/28/01            17181              17535              18130

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1 - 3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the 1 year period is the Lehman 1 - 5 Year Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower.

3 Source: Morningstar, Inc. As of 2/28/01, there were 241 funds in the Morningstar Short-Term Bond Fund category that had track records of at least one year.

4 Not annualized.

FUND FACTS

TOP 10 HOLDINGS(1) AS OF 2/28/01

                                                                                   PERCENTAGE OF
   SECURITY                                                RATE   MATURITY DATE     INVESTMENTS
1.  U.S. TREASURY NOTES                                    5.75%    11/15/05            9.0%

2.  U.S. TREASURY NOTES                                    6.75%    05/15/05            4.8%

3.  U.S. TREASURY NOTES                                    5.25%    05/15/04            4.1%

4.  FEDERAL HOME LOAN MORTGAGE CORPORATION                 5.25%    01/15/06            3.0%

5.  U.S. TREASURY NOTES                                    5.38%    06/30/03            2.6%

6.  MONUMENTAL GLOBAL FUNDING, 144A, Series 2-A            6.05%    01/19/06            2.6%

7.  U.S. TREASURY NOTES                                    5.88%    11/15/04            2.5%

8.  U.S. TREASURY NOTES                                    4.75%    01/31/03            2.5%

9.  SI FINANCINGTRUST I                                                                 2.4%

10. U.S. TREASURY NOTES                                    5.63%    11/30/02            2.3%
------------------------------------------------------------------------------------------------
   TOTAL                                                                               35.8%

 DIVIDENDS PAID IN EACH FISCAL YEAR

                           [DIVIDENDS PAID BAR CHART]

                                            Income Dividends
                          Year                  Per Share
                          1991(2)                 0.1
                          1992                    0.6
                          1993(3)                 0.37
                          1994                    0.54
                          1995                    0.59
                          1996                    0.59
                          1997                    0.59
                          1998                    0.57
                          1999                    0.5
                          2000                    0.57
                          2001(4)                 0.31

(1) This list is not a recommendation of any security by the adviser.

(2) Period from the fund's inception on 11/5/91 through 12/31/91.

(3) For the eight-month period ended 8/31/93.

(4) For the six-month period ended 2/28/01.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

FUND FACTS Continued

COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/01


All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

1.  56.5% U.S. Government Securities
2.  40.8% Corporate Bonds
3.   2.4% Preferred Stock
4.   0.3% Other Investment Companies


BY CREDIT QUALITY(1)
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

1.  60.4% AAA
2.   8.0% AA
3.  22.3% A
4.   9.0% BBB
5.   0.3% Unrated Securities


BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

1.  12.4% 0-6 Months
2.  42.9% 7-36 Months
3.  43.7% 37-60 Months
4.   1.0% More then 60 Months

FUND FACTS AS OF 2/28/01

                                                 FUND          INDEX(2)
--------------------------------------------------------------------------------
Number of Issues                                  60            1960
--------------------------------------------------------------------------------
Yield to Maturity                                5.45%          5.21%
--------------------------------------------------------------------------------
Weighted Average Rate                            6.29%          6.50%
--------------------------------------------------------------------------------
Weighted Average Maturity                        2.8 yrs        2.8 yrs
--------------------------------------------------------------------------------
Weighted Average Duration                        2.4 yrs        2.4 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality                   AA             AA
--------------------------------------------------------------------------------


EXPENSE RATIO AS OF 2/28/01

                           [EXPENSE RATIO BAR CHART]

FUND                           0.35%
PEER GROUP AVERAGE             0.84%(3)

(1) Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

(2) Source for Index data: The Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index.

(3) Source: Morningstar, Inc. As of 2/28/01, there were 241 funds in the Morningstar Short-Term Bond Fund category.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS
--------------------------------------------------------------------------------


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                      9/1/00 -    9/1/99 -     9/1/98 -    9/1/97 -    9/1/96 -    9/1/95 -
                                                       2/28/01     8/31/00      8/31/99     8/31/98     8/31/97     8/31/96
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.65        9.66         9.90        9.74        9.67        9.84
                                                      ---------------------------------------------------------------------
Income from investment operations:
     Net investment income                              0.31        0.57         0.50        0.56        0.59        0.59
     Net realized and unrealized gains or losses        0.27       (0.01)       (0.24)       0.17        0.07       (0.17)
                                                      ---------------------------------------------------------------------
     Total income from investment operations            0.58        0.56         0.26        0.73        0.66        0.42
Less distributions:
     Dividends from net investment income              (0.31)      (0.57)       (0.50)      (0.57)      (0.59)      (0.59)
Net asset value at end of period                        9.92        9.65         9.66        9.90        9.74        9.67
                                                      =====================================================================
Total return (%)                                        6.05(1)     5.97         2.66        7.64        6.96        4.39

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                    0.35(2)     0.35(3)      0.35        0.46        0.49        0.49
Expense reductions reflected in above ratio             0.30(2)     0.32         0.42        0.39        0.33        0.31
Ratio of net investment income to
  average net assets                                    6.33(2)     5.91         5.11        5.58        6.02        6.03
Portfolio turnover rate                                   86         129          195         128          71          80
Net assets, end of period ($ x 1,000,000)                274         219          218         157         127         134


(1) Not annualized.

(2) Annualized.

(3) Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

(1) Top ten holding

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.
            [PIE CHART]

 56.5%   U.S. GOVERNMENT SECURITIES
         Market Value: $152,982
         Cost: $149,249

 40.8%   CORPORATE BONDS
         Market Value: $110,273
         Cost: $108,827

  2.4%   PREFERRED STOCK
         Market Value: $6,392
         Cost: $6,437

  0.3%   OTHER INVESTMENT COMPANIES
         Market Value: $791
         Cost: $791

------------------------------------
100.0%   TOTAL INVESTMENTS
         Market Value: $270,438
         Cost: $265,304


SECURITY                                         FACE VALUE    MKT. VALUE
     RATE, MATURITY DATE                         ($ x 1,000)   ($ x 1,000)

-------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
56.5% of investments
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 44.2%
-------------------------------------------------------------------------

U.S. TREASURY NOTES
     6.25%, 06/30/02                                3,000           3,066
     6.00%, 07/31/02                                4,000           4,082
     6.00%, 09/30/02                                3,000           3,068
     5.75%, 10/31/02                                5,500           5,608
(10) 5.63%, 11/30/02                                6,000           6,111
     5.13%, 12/31/02                                2,000           2,023
(8)  4.75%, 01/31/03                                6,700           6,736
     4.63%, 02/28/03                                4,000           4,018
     5.50%, 02/28/03                                5,000           5,096
     5.50%, 05/31/03                                5,800           5,923
(5)  5.38%, 06/30/03                                7,000           7,136
     5.25%, 08/15/03                                5,000           5,084
(3)  5.25%, 05/15/04                               11,000          11,205
(7)  5.88%, 11/15/04                                6,600           6,867
(2)  6.75%, 05/15/05                               12,000          12,922
(1)  5.75%, 11/15/05                               23,381          24,445
     5.88%, 11/15/05                                2,900           3,042
     5.63%, 02/15/06                                3,000           3,117
                                                               ----------
                                                                  119,549

AGENCY OBLIGATIONS 12.3%
-------------------------------------------------------------------------

FEDERAL HOME LOAN BANK
     6.00%, 05/17/04                                5,000           5,009
FEDERAL HOME LOAN MORTGAGE CORPORATION
     5.00%, 01/15/04                                3,000           3,000
     6.88%, 01/15/05                                5,000           5,291
(4)  5.25%, 01/15/06                                8,000           8,008
FEDERAL NATIONAL MORTGAGE ASSOCIATION
     6.25%, 11/15/02                                5,000           5,118
     5.94%, 03/29/04                                5,000           5,005
     5.88%, 04/23/04                                2,000           2,002
                                                               ----------
                                                                   33,433

-------------------------------------------------------------------------
CORPORATE BONDS 40.8% of investments
-------------------------------------------------------------------------
FIXED RATE OBLIGATIONS 30.0%
-------------------------------------------------------------------------

AIG SUNAMERICA GLOBAL FINANCING I, 144A
     7.40%, 05/05/03                                5,000           5,216
ALCOA, INC.
     7.25%, 08/01/05                                5,000           5,310


See the Financial Notes, which
are integral to this information.

   SECURITY
   SERIES                                           FACE VALUE    MKT. VALUE
       RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
    BANK ONE CORP.
        6.50%, 02/01/06                                 5,000           5,079
    CAPITAL ONE BANK
        6.88%, 02/01/06                                 2,500           2,472
    CIT GROUP, INC.
        7.38%, 03/15/03                                 2,000           2,063
    FORD MOTOR CREDIT
        6.88%, 02/01/06                                 3,900           3,952
    GENERAL ELECTRIC CAPITAL CORP.
        6.65%, 09/03/02                                 5,000           5,116
    GEORGIA PACIFIC CORP.
        9.88%, 11/01/21                                 2,400           2,365
    HERTZ CORP.
        7.00%, 05/01/02                                 2,000           2,022
    LEHMAN BROTHERS HOLDINGS, INC.
        6.63%, 02/05/06                                 5,000           5,085
(6) MONUMENTAL GLOBAL FUNDING, 144A
        Series 2-A
        6.05%, 01/19/06                                 7,000           7,045
    PEPSIAMERICAS, INC.
        5.95%, 02/15/06                                 5,000           5,009
    PETRO MEXICANOS
        9.50%, 09/15/27                                 2,500           2,600
    PHILLIPS PETROLEUM CO.
        8.50%, 05/25/05                                 2,000           2,189
    QUEBEC PROVINCE
        7.50%, 07/15/02                                 2,000           2,059
    ROYAL BANK OF SCOTLAND GROUP, PLC
    Series 3
        7.82%, 03/01/01                                 3,000           3,143
    SKANDINAVISKA ENSKILDA, 144A
        6.63%, 03/12/01                                 4,000           4,001
        6.50%, 06/04/03                                 3,000           2,976
    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
        6.75%, 11/15/05                                 2,000           1,969
    U.S. WEST COMMUNICATIONS, 144A
        7.63%, 06/09/03                                 2,000           2,065
    UNION BANK OF NORWAY, 144A
        7.35%, 07/09/03                                 5,000           5,098
    UNITED MEXICAN STATES
        8.50%, 02/01/06                                 2,500           2,559
    WORLDCOM, INC.
        6.13%, 08/15/01                                 1,795           1,798
                                                                   ----------
                                                                       81,191

SECURITY                                         FACE VALUE    MKT. VALUE
    RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
VARIABLE RATE OBLIGATIONS  10.8%
-------------------------------------------------------------------------

ALLETE
    6.50%, 04/20/01                                 4,000           4,005
AVNET, INC.
    6.62%, 04/17/01                                 3,000           3,003
DETROIT EDISON CO.
    6.60%, 04/30/01                                 3,000           3,004
HELLER FINANCIAL, INC.
    5.52%, 05/29/01                                 4,000           3,997
INDIANA MICHIGAN POWER
    7.34%, 03/03/01                                 2,000           2,001
KIMCO REALTY CORP.
    6.06%, 05/17/01                                 5,000           4,994
PUBLIC SERVICE ENTERPRISE
    6.26%, 05/21/01                                 2,000           2,003
TOSCO CORP.
    5.85%, 05/16/01                                 2,000           2,001
TXU ELECTRIC CAPITAL IV
    6.33%, 05/01/01                                 2,250           2,072
UTILICORP UNITED, INC., 144A
    6.26%, 05/15/01                                 2,000           2,002
                                                               ----------
                                                                   29,082

-------------------------------------------------------------------------
PREFERRED STOCK 2.4% of investments
-------------------------------------------------------------------------
SECURITY AND NUMBER OF SHARES                                  MKT. VALUE
                                                               ($ x 1,000)

(9) SI FINANCING TRUST I  255,908                                   6,392
-------------------------------------------------------------------------

OTHER INVESTMENT COMPANIES
0.3% of investments
-------------------------------------------------------------------------
PROVIDENT INSTITUTIONAL FUNDS --
FED FUNDS PORTFOLIO  791,011                                          791



--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please turn to the first page of holdings for this fund.


                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS
--------------------------------------------------------------------------------


Statement of
ASSETS AND LIABILITIES
As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.


ASSETS
-------------------------------------------------------------------
Investments, at market value (including $59,382 of
   securities on loan)                                     $270,438(1)
Collateral held for securities on loan                       60,250
Receivables:
    Fund shares sold                                            416
    Interest                                                  3,428
Prepaid expenses                                         +       20
                                                         ----------
TOTAL ASSETS                                                334,552

LIABILITIES
-------------------------------------------------------------------
Collateral held for securities on loan                       60,250
Payables:
    Fund shares redeemed                                         88
    Dividends to shareholders                                    94
    Transfer agent and shareholder service fees                   8
Accrued expenses                                         +       33
                                                         ----------
TOTAL LIABILITIES                                            60,473

NET ASSETS
-------------------------------------------------------------------
TOTAL ASSETS                                                334,552
TOTAL LIABILITIES                                        -   60,473
                                                         ----------
NET ASSETS                                                 $274,079

NET ASSETS BY SOURCE
Capital received from investors                             280,547
Distributions in excess of net investment income                (79)
Net realized capital losses                                 (11,523)
Net unrealized capital gains                                  5,134


NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$274,079         27,616            $9.92


1 The fund's amortized cost for these securities was $265,304. Not counting short-term obligations and government securities, the fund paid $62,992 for securities during the report period, and received $44,023 from securities it sold or that matured. For long-term government securities, the fund paid $172,990 during the report period and received $122,547 for securities it sold or that matured.


FEDERAL TAX DATA
-----------------------------------------------
COST BASIS OF PORTFOLIO                $265,463
NET UNREALIZED GAINS AND LOSSES:
Gains                                    $5,190
Losses                             +       (215)
                                   ------------
                                         $4,975
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                   Loss amount
   2003                                  $7,078
   2004                                   2,216
   2005                                     174
   2008                            +      1,241
                                   ------------
                                        $10,709

DEFERRED CAPITAL LOSSES                  $1,551

See the Financial Notes, which
are integral to this information.

Statement of
OPERATIONS
For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.


INVESTMENT INCOME
-----------------------------------------------------------
Interest                                             $7,623
Lending of securities                              +    174
                                                   --------
TOTAL INVESTMENT INCOME                               7,797

NET REALIZED GAINS
-----------------------------------------------------------
Net realized gains on investments sold                  940

NET UNREALIZED GAINS
-----------------------------------------------------------
Net unrealized gains on investments                   5,551

EXPENSES
-----------------------------------------------------------
Investment adviser and administrator fees               350(1)
Transfer agent and shareholder service fees             292(2)
Trustees' fees                                            4(3)
Custodian and portfolio accounting fees                  65
Professional fees                                        12
Registration fees                                        12
Shareholder reports                                      24
Other expenses                                     +      4
                                                   --------
Total expenses                                          763
Expense reduction                                  -    354(4)
                                                   --------
NET EXPENSES                                            409

INCREASE IN NET ASSETS FROM OPERATIONS
-----------------------------------------------------------
TOTAL INVESTMENT INCOME                               7,797
NET EXPENSES                                       -    409
                                                   --------
NET INVESTMENT INCOME                                 7,388
NET REALIZED GAINS                                      940(5)
NET UNREALIZED GAINS                               +  5,551(5)
                                                   --------
INCREASE IN NET ASSETS FROM OPERATIONS              $13,879


1 Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

2 Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

3  For the fund's independent trustees only.

4 Includes $350 from the investment adviser (CSIM) and $4 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least November 15, 2001, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

5  These add up to a net gain on investments of $6,491.



                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS



Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 9/1/00 - 2/28/01 are unaudited.


OPERATIONS
--------------------------------------------------------------------------------
                                           9/1/00 - 2/28/01    9/1/99 - 8/31/00
Net investment income                                $7,388             $12,898
Net realized gains or losses                            940              (2,110)
Net unrealized gains                       +          5,551               1,937
                                           ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               13,879              12,725

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $7,401             $12,896

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 9/1/00 - 2/28/01           9/1/99 - 8/31/00
                               Quantity        Value      Quantity        Value
Shares sold                       9,227      $90,522         8,302      $79,702
Shares reinvested                   627        6,140         1,058       10,143
Shares redeemed               +  (4,901)     (47,860)       (9,277)     (88,925)
                              --------------------------------------------------
NET INCREASE                      4,953      $48,802            83         $920


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                   9/1/00 - 2/28/01          9/1/99 - 8/31/00
                                 Shares     Net Assets     Shares     Net Assets
Beginning of period              22,663       $218,799     22,580       $218,050
Total increase                 +  4,953         55,280         83            749(1)
                               -------------------------------------------------
END OF PERIOD                    27,616       $274,079     22,663       $218,799(2)



1 Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

2 Includes distributions that exceeded net investment income by $79 for the current period and $66 for the prior period.



See the Financial Notes, which
are integral to this information.

SCHWAB

TOTAL BOND MARKET
INDEX FUND

[PHOTO OF KIM DAIFOTIS]

"The fund's total return was enhanced by strong demand for bonds and the strong performance of Treasury securities."
     Portfolio Manager
     Kim Daifotis


KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in September 1997, he worked for more than seventeen years in research and asset management.


TICKER SYMBOL                    SWLBX
--------------------------------------

                   CREDIT QUALITY(1)
                 HIGH   MEDIUM   LOW
INTEREST RATE
SENSITIVITY(1)
HIGH              X
MEDIUM
LOW

This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, and who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.

--------------------------------------------------------------------------------

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.


MANAGER'S PERSPECTIVE

THE FUND CONTINUED ITS STRONG PERFORMANCE DURING THE REPORTING PERIOD, SLIGHTLY LAGGING THE PERFORMANCE OF ITS UNMANAGED BENCHMARK, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. The decline in interest rates during the reporting period gave a boost to prices of fixed income investments overall, and enhanced their performances relative to that of the equity market.

ONE FACTOR CONTRIBUTING TO THE STRONG PERFORMANCE OF FIXED INCOME SECURITIES DURING THE REPORTING PERIOD WAS THE SIGNIFICANT DEMAND FOR TREASURY SECURITIES. Demand outstripped supply during the reporting period due to investors exiting the volatile equity markets in favor of the relative safety offered by Treasuries. On the supply side, the Treasury's decision to pay down some of its outstanding debt combined with fewer new issues being brought to market reduced the outstanding supply. The overall impact of the imbalance in supply and demand for Treasuries led to higher prices and lower yields during the reporting period.

LOWER TREASURY YIELDS ALSO HELPED CORPORATE BONDS POST POSITIVE RETURNS DURING THE PERIOD. The performance of corporate bonds, however, was undermined somewhat by profit warnings and deteriorating credit ratings prevalent in a weakening economy.


1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
    Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB TOTAL BOND MARKET INDEX FUND


PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 2/28/01
--------------------------------------------------------------------------------

This chart compares performance of the fund with the Lehman Brothers U.S. Aggregate Bond Index, the fund's benchmark index(1) and the Morningstar Intermediate-term Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 5.99%.(2)

                 [BAR CHART OF AVERAGE ANNUAL TOTAL RETURNS FOR
                 6 MONTHS, 1 YEAR, 5 YEAR AND INCEPTION 3/05/93]

                          TOTAL RETURN(2)
6 MONTHS
----------------------------------------
FUND(2)                         7.14%
BENCHMARK(1)                    7.50%
LEHMAN U.S. AGGREGATE
 BOND INDEX                     7.50%
PEER GROUP AVERAGE(3)           6.84%
TRACKING DIFFERENTIAL
 between fund and benchmark (0.36)

1 YEAR
----------------------------------------
FUND(2)                        12.76%
BENCHMARK(1)                   13.44%
LEHMAN U.S. AGGREGATE
 BOND INDEX                    13.44%
PEER GROUP AVERAGE(3)          11.61%
TRACKING DIFFERENTIAL
 between fund and benchmark (0.68)

5 YEAR
----------------------------------------
FUND(2)                         6.81%
BENCHMARK(1)                    7.15%
LEHMAN U.S. AGGREGATE
 BOND INDEX                     7.22%
PEER GROUP AVERAGE(3)           6.26%
TRACKING DIFFERENTIAL
 between fund and benchmark (0.34)

INCEPTION 3/05/93
----------------------------------------
FUND(2)                         6.70%
BENCHMARK(1)                    6.75%
LEHMAN U.S. AGGREGATE
 BOND INDEX                     6.84%
PEER GROUP AVERAGE(3)            n/a
TRACKING DIFFERENTIAL
 between fund and benchmark (0.05)


PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers U.S. Aggregate Bond Market Index and the fund's benchmark index(1).

          [LINE GRAPH OF PERFORMANCE OF INVESTMENT IN FUND, BENCHMARK
                     AND LEHMAN U.S. AGGREGATE BOND INDEX]

                                    LEHMAN U.S. AGGREGATE
DATE         FUND        BENCHMARK      BOND INDEX
  3/5/93     $10,000     $10,000       $10,000
 3/31/93     $ 9,784     $10,000       $ 9,979
 4/30/93     $ 9,890     $10,077       $10,048
 5/31/93     $ 9,927     $10,066       $10,061
 6/30/93     $10,314     $10,289       $10,244
 7/31/93     $10,441     $10,352       $10,302
 8/31/93     $10,863     $10,583       $10,482
 9/30/93     $10,901     $10,623       $10,511
10/31/93     $10,952     $10,663       $10,550
11/30/93     $10,688     $10,546       $10,460
12/31/93     $10,738     $10,587       $10,517
 1/31/94     $10,938     $10,732       $10,659
 2/28/94     $10,544     $10,505       $10,474
 3/31/94     $10,220     $10,269       $10,216
 4/30/94     $10,112     $10,188       $10,134
 5/31/94     $10,060     $10,175       $10,133
 6/30/94     $10,027     $10,151       $10,110
 7/31/94     $10,239     $10,338       $10,311
 8/31/94     $10,233     $10,340       $10,324
 9/30/94     $10,050     $10,194       $10,172
10/31/94     $10,036     $10,187       $10,163
11/30/94     $10,031     $10,168       $10,140
12/31/94     $10,122     $10,230       $10,210
 1/31/95     $10,347     $10,420       $10,412
 2/28/95     $10,647     $10,645       $10,660
 3/31/95     $10,718     $10,711       $10,726
 4/30/95     $10,887     $10,851       $10,875
 5/31/95     $11,429     $11,289       $11,296
 6/30/95     $11,445     $11,376       $11,379
 7/31/95     $11,348     $11,334       $11,354
 8/31/95     $11,566     $11,467       $11,491
 9/30/95     $11,711     $11,577       $11,602
10/31/95     $11,931     $11,754       $11,753
11/30/95     $12,173     $11,937       $11,929
12/31/95     $12,395     $12,106       $12,096
 1/31/96     $12,438     $12,180       $12,176
 2/29/96     $12,075     $11,932       $11,964
 3/31/96     $11,934     $11,833       $11,881
 4/30/96     $11,766     $11,757       $11,814
 5/31/96     $11,722     $11,737       $11,790
 6/30/96     $11,885     $11,889       $11,948
 7/31/96     $11,890     $11,918       $11,981
 8/31/96     $11,830     $11,892       $11,960
 9/30/96     $12,112     $12,089       $12,168
10/31/96     $12,451     $12,355       $12,439
11/30/96     $12,763     $12,570       $12,651
12/31/96     $12,537     $12,442       $12,534
 1/31/97     $12,533     $12,455       $12,572
 2/28/97     $12,556     $12,473       $12,604
 3/31/97     $12,353     $12,340       $12,464
 4/30/97     $12,606     $12,519       $12,651
 5/31/97     $12,732     $12,627       $12,771
 6/30/97     $12,918     $12,768       $12,923
 7/31/97     $13,363     $13,131       $13,272
 8/31/97     $13,152     $13,001       $13,159
 9/30/97     $13,397     $13,196       $13,354
10/31/97     $13,687     $13,425       $13,548
11/30/97     $13,700     $13,493       $13,610
12/31/97     $13,778     $13,634       $13,747
 1/31/98     $13,977     $13,838       $13,923
 2/28/98     $13,938     $13,828       $13,912
 3/31/98     $13,964     $13,876       $13,959
 4/30/98     $14,035     $13,948       $14,032
 5/31/98     $14,166     $14,080       $14,165
 6/30/98     $14,263     $14,200       $14,286
 7/31/98     $14,306     $14,230       $14,316
 8/31/98     $14,575     $14,462       $14,549
 9/30/98     $14,930     $14,800       $14,890
10/31/98     $14,844     $14,722       $14,811
11/30/98     $14,866     $14,805       $14,895
12/31/98     $14,937     $14,850       $14,940
 1/31/99     $15,061     $14,956       $15,046
 2/28/99     $14,770     $14,695       $14,783
 3/31/99     $14,870     $14,776       $14,864
 4/30/99     $14,874     $14,823       $14,911
 5/31/99     $14,703     $14,693       $14,780
 6/30/99     $14,649     $14,646       $14,733
 7/31/99     $14,614     $14,584       $14,671
 8/31/99     $14,594     $14,577       $14,664
 9/30/99     $14,790     $14,746       $14,834
10/31/99     $14,832     $14,800       $14,889
11/30/99     $14,841     $14,799       $14,887
12/31/99     $14,782     $14,728       $14,816
 1/31/00     $14,719     $14,680       $14,767
 2/29/00     $14,886     $14,857       $14,945
 3/31/00     $15,112     $15,053       $15,143
 4/30/00     $15,019     $15,010       $15,099
 5/31/00     $14,962     $15,003       $15,091
 6/30/00     $15,300     $15,315       $15,405
 7/31/00     $15,435     $15,454       $15,545
 8/31/00     $15,666     $15,678       $15,771
 9/30/00     $15,764     $15,777       $15,870
10/31/00     $15,852     $15,881       $15,975
11/30/00     $16,114     $16,141       $16,237
12/31/00     $16,420     $16,440       $16,539
 1/31/01     $16,640     $16,709       $16,808
 2/28/01     $16,784     $16,855       $16,955


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.



1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the 1 year period is the Lehman U.S. Aggregate Bond Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower.

3 Source: Morningstar, Inc. As of 2/28/01, there were 560 funds in the
  Morningstar Intermediate-Term Bond Fund category that had track records of at least one year.

4 Not annualized.

FUND FACTS


TOP 10 HOLDINGS(1) as of 2/28/01
--------------------------------------------------------------------------------

                                                                                     PERCENTAGE OF
    SECURITY                                             RATE      MATURITY DATE      INVESTMENTS
(1) FEDERAL NATIONAL MORTGAGE ASSOCIATION                6.50%        03/01/31            5.0%
(2) AIRPLANES PASS THROUGH TRUST Series 1R, Class A8     5.94%        03/15/01            2.6%
(3) FEDERAL NATIONAL MORTGAGE ASSOCIATION                7.00%        03/01/31            2.5%
(4) FEDERAL NATIONAL MORTGAGE ASSOCIATION                7.50%        03/01/31            2.5%
(5) TYCO INTERNATIONAL                                   6.20%        03/06/01            2.2%
(6) U.S. TREASURY NOTES                                  5.75%        11/15/05            2.1%
(7) FEDERAL NATIONAL MORTGAGE ASSOCIATION                8.00%        03/01/31            2.0%
(8) NISOURCE FINANCE CORP.                               6.30%        03/08/01            1.9%
(9) MONUMENTAL GLOBAL FUNDING II, 144A                   6.05%        01/19/06            1.7%
(10) FEDERAL NATIONAL MORTGAGE ASSOCIATION               6.00%        03/01/31            1.7%
-----------------------------------------------------------------------------------------------
    TOTAL                                                                                24.2%


DIVIDENDS PAID in each fiscal year

                                  [BAR GRAPH]

            INCOME
           DIVIDENDS
YEAR       PER SHARE
1993(2)       0.31
1994          0.6
1995          0.69
1996          0.65
1997          0.65
1998          0.6
1999          0.55
2000          0.61
2001(3)       0.31


(1) This list is not a recommendation of any security by the adviser.
(2) Period from the fund's inception on 3/5/93 through 8/31/93.
(3) For the six-month period ended 2/28/01.

SCHWAB TOTAL BOND MARKET INDEX FUND

FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/01
--------------------------------------------------------------------------------

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                  [PIE CHART FOR COMPOSITION BY SECURITY TYPE]

    53.1%   U.S. Government Securities
    32.7%   Corporate Bonds
     4.1%   Asset-Backed Obligations
     7.7%   Commercial Paper & Other
            Corporate Obligations
     2.4%   Preferred Stock

BY CREDIT QUALITY(1)
--------------------------------------------------------------------------------

                  [PIE CHART FOR COMPOSITION BY CREDIT QUALITY]

    55.6%   AAA
     7.9%   AA
    21.7%   A
     8.9%   BBB
     0.4%   BB
     5.5%   Short-Term Ratings


BY MATURITY
--------------------------------------------------------------------------------

                     [PIE CHART FOR COMPOSITION BY MATURITY]

    25.6%   0-1 Year
    63.7%   2-10 Years
     5.1%   11-20 Years
     5.6%   21-30 Years

FUND FACTS as of 2/28/01
--------------------------------------------------------

                                     FUND       INDEX(2)
========================================================
Number of Issues                      121        6,120
--------------------------------------------------------
Yield to Maturity                    6.47%       6.03%
--------------------------------------------------------
Weighted Average Rate                7.16%       6.87%
--------------------------------------------------------
Weighted Average Maturity           8.2 yrs     8.3 yrs
--------------------------------------------------------
Weighted Average Duration           4.5 yrs     4.5 yrs
--------------------------------------------------------
Weighted Average Credit Quality       AA          AA

EXPENSE RATIO as of 2/28/01
--------------------------------------------------------------------------------

                          [BAR CHART OF EXPENSE RATIO]

FUND                 0.35%
PEER GROUP AVERAGE   0.99%(3)


(1) Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.
(2) Source for Index data: The Lehman Brothers U.S. Aggregate Bond Index.
(3) Source: Morningstar, Inc. As of 2/28/01, there were 560 funds in the Morningstar Intermediate-Term Bond Fund category.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                        9/1/00 -      9/1/99 -     9/1/98 -     9/1/97 -     9/1/96 -     9/1/95 -
                                                        2/28/01       8/31/00      8/31/99      8/31/98      8/31/97      8/31/96
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    9.65          9.58        10.18         9.75         9.38         9.80
                                                        ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.31          0.61         0.55         0.60         0.65         0.65
  Net realized and unrealized gains or losses             0.37          0.07        (0.53)        0.43         0.37        (0.42)
                                                        ----------------------------------------------------------------------------
Total income from investment operations                   0.68          0.68         0.02         1.03         1.02         0.23
Less distributions:
  Dividends from net investment income                   (0.31)        (0.61)       (0.55)       (0.60)       (0.65)       (0.65)
  Distributions from net realized gains                     --            --        (0.07)          --           --           --
                                                        ----------------------------------------------------------------------------
  Total distributions                                    (0.31)        (0.61)       (0.62)       (0.60)       (0.65)       (0.65)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                         10.02          9.65         9.58        10.18         9.75         9.38
                                                        ============================================================================
Total return (%)                                          7.14 (1)      7.36         0.14        10.83        11.18         2.29

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.35 (2)      0.35 (3)     0.35         0.31         0.20         --
Expense reductions reflected in above ratio               0.23 (2)      0.27         0.39         0.51         0.98         1.17
Ratio of net investment income to
  average net assets                                      6.39 (2)      6.42         5.55         5.86         6.74         6.67
Portfolio turnover rate                                     79           135          174          285           51           66
Net assets, end of period ($ x 1,000,000)                  781           647          480          294           25           23

(1)  Not annualized.
(2)  Annualized.
(3) Would have been 0.36% if non-routine expenses (proxy fees) had been included.

                                       See the Financial Notes, which
                                       are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)           Top ten holding

[PLUS]        Credit-enhanced security

[TRIANGLE]    Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

53.1%    U.S. GOVERNMENT SECURITIES
         Market Value: $550,293
         Cost: $542,183

32.7%    CORPORATE BONDS
         Market Value: $338,477
         Cost: $333,950

4.1%     ASSET-BACKED OBLIGATIONS
         Market Value: $42,254
         Cost: $42,280

7.7%     COMMERCIAL PAPER & OTHER
         CORPORATE OBLIGATIONS
         Market Value: $79,526
         Cost: $79,526

2.4%     PREFERRED STOCK
         Market Value: $24,950
         Cost: $24,485

         OTHER INVESTMENT COMPANIES
         Market Value: $52
         Cost: $52

-----------------------------------

100.0%   TOTAL INVESTMENTS
         Market Value: $1,035,552
         Cost: $1,022,476

SECURITY                                                FACE VALUE   MKT. VALUE
   RATE, MATURITY DATE                                  ($ x 1,000)  ($ x 1,000)

U.S. GOVERNMENT SECURITIES
53.1% of investments


U.S. TREASURY OBLIGATIONS  23.3%
--------------------------------------------------------------------------------
              U.S. TREASURY BONDS
              10.38%, 11/15/12                                5,000        6,491
               9.88%, 11/15/15                                5,000        7,272
               9.00%, 11/15/18                               10,000       13,988
               5.25%, 02/15/29                                5,000        4,810
               6.13%, 08/15/29                                5,000        5,451
               6.25%, 05/15/30                               10,000       11,150
               5.38%, 02/15/31                                9,000        9,046
              U.S. TREASURY NOTES
               6.63%, 04/30/02                                3,000        3,071
               6.63%, 05/31/02                                3,000        3,075
               6.25%, 07/31/02                               11,450       11,719
               6.13%, 08/31/02                                3,000        3,069
               6.00%, 09/30/02                                3,000        6,136
               5.75%, 10/31/02                                7,000        7,138
               5.63%, 11/30/02                                8,500        8,658
               4.75%, 01/31/03                               13,300       13,372
               5.50%, 02/28/03                                8,000        8,154
               5.75%, 04/30/03                                4,000        4,102
               5.38%, 06/30/03                                5,700        5,811
               5.25%, 08/15/03                               10,850       11,032
               4.25%, 11/15/03                                4,500        4,463
               4.75%, 02/15/04                                5,000        5,021
               5.88%, 11/15/04                                5,000        5,202
               6.75%, 05/15/05                               10,500       11,307
[TRIANGLE](6)  5.75%, 11/15/05                               20,615       21,553
               5.88%, 11/15/05                                5,000        5,245
               6.50%, 10/15/06                                3,000        3,248
               6.25%, 02/15/07                                7,000        7,513
               6.13%, 08/15/07                                3,000        3,206
               5.63%, 05/15/08                                3,000        3,125
               4.75%, 11/15/08                                4,250        4,195
               5.50%, 05/15/09                                5,000        5,172
               6.50%, 02/15/10                                4,000        4,421
               5.00%, 02/15/11                               14,000       14,103
                                                                      ----------
                                                                         241,319
MORTGAGE-BACKED OBLIGATIONS  24.1%
--------------------------------------------------------------------------------
[TRIANGLE]     FEDERAL NATIONAL MORTGAGE ASSOCIATION
               5.50%, 03/01/16                                4,000        3,931
               6.00%, 03/01/16                                9,000        8,972
               6.50%, 03/01/16                               15,000       15,159
               7.00%, 03/01/16                                9,000        9,183

20      See the Financial Notes, which are integral to this information.

SECURITY                                                FACE VALUE   MKT. VALUE
   RATE, MATURITY DATE                                  ($ x 1,000)  ($ x 1,000)
   7.50%, 03/01/16                                            7,000        7,199
(10) 6.00%, 03/01/31                                         18,000       17,601
(1) 6.50%, 03/01/31                                          52,000       51,805
(3) 7.00%, 03/01/31                                          26,000       26,284
(4) 7.50%, 03/01/31                                          25,000       25,531
(7) 8.00%, 03/01/31                                          20,000       20,575
   8.50%, 03/01/31                                            3,000        3,124
[TRIANGLE] GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   6.00%, 03/01/31                                            3,000        2,942
   6.50%, 03/01/31                                            9,000        8,994
   7.00%, 03/01/31                                           17,000       17,244
   7.50%, 03/01/31                                           15,000       15,366
   8.00%, 03/01/31                                           15,000       15,464
                                                                      ----------
                                                                         249,374
FIXED RATE AGENCY OBLIGATIONS  4.9%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
   6.88%, 01/15/05                                            5,000        5,291
   6.63%, 09/15/09                                           10,000       10,652
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   6.38%, 10/15/02                                            5,000        5,125
   5.75%, 04/15/03                                            5,000        5,090
   5.13%, 02/13/04                                            5,000        5,028
   5.63%, 02/20/04                                           10,000       10,128
   5.88%, 04/23/04                                            5,000        5,004
   6.00%, 05/15/08                                            5,000        5,122
                                                                      ----------
                                                                          51,440
VARIABLE RATE AGENCY OBLIGATIONS  0.8%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
4.94%, 03/01/01                                               8,042        8,160


CORPORATE BONDS  32.7% of investments


FIXED RATE OBLIGATIONS  19.8%
--------------------------------------------------------------------------------
ALCOA, INC.
   7.38%, 08/01/10                                            5,000        5,461
ATHENA NEUROSCIENCES FINANCE, L.L.C.
   7.25%, 02/21/08                                            5,000        5,125
AXA FINANCIAL, INC.
   7.75%, 08/01/10                                            4,000        4,397
BAYERICHE HYPOVEREINSBANK, AG, 144A
   8.74%, 06/30/31                                            5,000        5,032
CAPITAL ONE BANK
   6.88%, 02/01/06                                            7,500        7,415

SECURITY
SERIES                                                  FACE VALUE   MKT. VALUE
   RATE, MATURITY DATE                                  ($ x 1,000)  ($ x 1,000)
CARDINAL HEALTHCARE, INC.
   6.75%, 02/15/11                                           10,000       10,266
CIT HOLDINGS, L.L.C.
   6.88%, 02/16/05                                            9,900       10,069
CSC HOLDINGS, INC.
   8.13%, 07/15/09                                            4,000        4,165
DELL COMPUTER CORP.
   6.55%, 04/15/08                                            5,000        4,818
DRESDNER FUNDING TRUST I, 144A
   8.15%, 06/30/31                                           11,000       10,291
FORD MOTOR CREDIT
   6.88%, 02/01/06                                            6,000        6,080
GENERAL ELECTRIC CAPITAL CORP.
   7.50%, 06/05/03                                           10,000       10,496
HSBC CAPITAL FUNDING, L.P., 144A
   10.18%, 12/31/49                                           5,000        6,136
ITT CORP.
   7.38%, 11/15/15                                            3,400        3,186
LEHMAN BROTHERS HOLDINGS, INC.
   8.25%, 06/15/07                                            5,000        5,388
   7.88%, 08/15/10                                            5,000        5,369
(9) MONUMENTAL GLOBAL FUNDING II, 144A
   6.05%, 01/19/06                                           18,000       18,115
PEPSIAMERICA, INC.
   5.95%, 02/16/06                                            5,000        5,009
PETROLEOS MEXICANOS
   9.50%, 03/15/06                                            5,000        5,200
PHILIPS PETROLEUM CO.
   6.65%, 07/15/18                                            5,000        4,796
QWEST COMMUNICATIONS INTERNATIONAL
Series B
   7.50%, 11/01/08                                            5,000        5,091
ROYAL BANK OF SCOTLAND GROUP, PLC
   7.82%, 03/01/01                                            7,000        7,335
SKANDINAVISKA ENSKILDA, 144A
   6.63%, 03/12/01                                            2,000        2,000
SOCIETE GENERALE, 144A
   7.85%, 04/29/49                                           10,000       10,008
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
   6.75%, 11/15/05                                            2,000        1,969
UNITED MEXICAN STATES
   9.88%, 02/01/10                                           10,000       10,710

                                       See the Financial Notes, which
                                       are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.

SECURITY                                                FACE VALUE   MKT. VALUE
   RATE, MATURITY DATE                                  ($ x 1,000)  ($ x 1,000)
VERIZON COMMUNICATIONS
   8.75%, 11/01/21                                            5,000        5,809
VIACOM, INC.
   7.70%, 07/30/10                                            7,000        7,629
WASTE MANAGEMENT, INC.
   7.38%, 08/01/10                                            5,000        5,032
WELLS FARGO BANK, NA
   6.45%, 02/01/11                                           12,000       12,165
                                                                      ----------
                                                                         204,562
VARIABLE RATE OBLIGATIONS  12.9%
--------------------------------------------------------------------------------
ALLETE
   6.50%, 04/20/01                                           12,000       12,013
AVNET, INC.
   6.62%, 04/17/01                                           10,000       10,010
CASE CREDIT CORP.
   5.71%, 05/01/01                                           10,000        9,614
CONSTELLATION ENERGY GROUP, 144A
   6.37%, 04/17/01                                            5,000        5,004
DETROIT EDISON CO.
   6.60%, 04/30/01                                           12,000       12,016
ENRON CORP., 144A
   7.03%, 10/10/00                                            7,000        7,005
ERP OPERATING, L.P.
   6.03%, 05/21/01                                            5,000        5,032
FORD CREDIT CANADA, LTD., 144A
   6.71%, 12/16/02                                            2,000        1,998
FORENINGSSPARRBANKEN, AB, 144A
   7.30%, 12/18/01                                           13,650       13,646
GENERAL MOTORS ACCEPTANCE CORP.
   6.18%, 04/17/01                                           10,000       10,006
HELLER FINANCIAL, INC.
   6.76%, 03/13/01                                            4,360        4,362
   6.47%, 04/02/01                                           10,000       10,008
INDIANA MICHIGAN POWER
   7.34%, 03/05/01                                            4,500        4,502
INTERNATIONAL PAPER CO.
   6.67%, 04/08/01                                            6,500        6,509
LEHMAN BROTHERS HOLDINGS, INC.
   6.48%, 04/16/01                                            3,200        3,224
NORDBANKEN
   7.14%, 09/27/01                                            2,950        2,951
PUBLIC SERVICE ENTERPRISE
   6.26%, 05/21/01                                            6,000        6,007
TOSCO CORP.
   5.85%, 05/16/01                                            5,000        5,003
UTILICORP UNITED, INC., 144A
   6.26%, 05/15/01                                            5,000        5,005
                                                                      ----------
                                                                         133,915

ASSET-BACKED OBLIGATIONS
4.1% of investments

SECURITY
SERIES                                                  FACE VALUE   MKT. VALUE
   RATE, MATURITY DATE                                  ($ x 1,000)  ($ x 1,000)
[PLUS] ADVANTA MORTGAGE LOAN TRUST
Series 1998-1 Class A7
   5.74%, 03/26/01                                            1,221        1,204
(2) AIRPLANES PASS THROUGH TRUST
Series 1R Class A8
   5.94%, 03/15/01                                           27,000       26,997
MBNA MASTER CREDIT CARD TRUST II
Series 2000-C Class A
   5.73%, 03/15/01                                           10,000       10,015
PROVIDENT BANK HOME EQUITY LOAN TRUST
Series 1997-2 Class A5
   5.76%, 03/26/01                                            2,860        2,859
[PLUS] SOUTHERN PACIFIC SECURED ASSET CORP.
Series 1998-1 Class A1
   5.73%, 03/26/01                                            1,187        1,179
                                                                      ----------
                                                                          42,254

22      See the Financial Notes, which are integral to this information.

SECURITY                                                FACE VALUE   MKT. VALUE
   RATE, MATURITY DATE                                  ($ x 1,000)  ($ x 1,000)
COMMERCIAL PAPER & OTHER CORPORATE
OBLIGATIONS  7.7% of investments


ARROW ELECTRONICS, INC.
   6.20%, 03/01/01                                            9,000        9,000
INFINITY BROADCASTING CO.
   6.09%, 03/02/01                                           13,000       12,998
NISOURCE FINANCE CORP.
(8) 6.30%, 03/08/01                                          20,000       19,976
   6.20%, 03/09/01                                            3,000        2,996
PPL CAPITAL FUNDING, INC.
   6.15%, 03/13/01                                           11,600       11,576
(5) TYCO INTERNATIONAL
   6.20%, 03/06/01                                           23,000       22,980
                                                                      ----------
                                                                          79,526


PREFERRED STOCK  2.4% of investments

SECURITY AND NUMBER OF SHARES                                        MKT. VALUE
                                                                     ($ x 1,000)
CENTAUR FUNDING CORP., 144A  12,000                                       13,051
SI FINANCING TRUST I  476,380                                             11,899
                                                                      ----------
                                                                          24,950



OTHER INVESTMENT COMPANIES
0.0% of  investments

PROVIDENT INSTITUTIONAL FUNDS --
FED FUNDS PORTFOLIO  52,457                                                   52

See the Financial Notes, which are integral to this information.              23

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $96,749 of
securities on loan)                                                 $1,035,552(1)
Collateral held for securities on loan                                  97,590
Receivables:
Fund shares sold                                                           884
Interest                                                                 7,987
Investments sold                                                        10,826
Prepaid expenses                                                   +        57
                                                                   -------------
TOTAL ASSETS                                                         1,152,896

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                  97,590
Payables:
Fund shares redeemed                                                     4,125
Dividends to shareholders                                                  282
Investments bought                                                     269,612
Investment adviser and administrator fees                                    4
Transfer agent and shareholder service fees                                 21
Accrued expenses                                                   +        33
                                                                   -------------
TOTAL LIABILITIES                                                      371,667

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         1,152,896
TOTAL LIABILITIES                                                  -   371,667
                                                                   -------------
NET ASSETS                                                            $781,229

NET ASSETS BY SOURCE
Capital received from investors                                        769,661
Distributions in excess of net investment income                           (61)
Net realized capital losses                                             (1,447)(2)
Net unrealized capital gains                                            13,076

NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$781,229           77,967              $10.02

1 The fund's amortized cost for these securities was $1,022,476. Not counting short-term obligations and government securities, the fund paid $193,671 for securities during the report period, and received $171,435 from securities it sold or that matured. For long-term government securities, the fund paid $475,843 during the report period and received $377,007 for securities it sold or that matured. This includes $141 in transactions with other SchwabFunds(R).

2  These derive from investments and swap agreements.

FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                              $1,023,919
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $13,120
Losses                                                              +    (1,487)
                                                                    ------------
                                                                        $11,633
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                   Loss amount
   2008                                                                  $7,600
DEFERRED CAPITAL LOSSES                                                  $6,327

24      See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                               $23,336
Lending of securities                                              +       310
                                                                   -------------
TOTAL INVESTMENT INCOME                                                 23,646

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                  15,242
Net realized losses on swap agreements                             +      (479)
                                                                   -------------
NET REALIZED GAINS                                                      14,763

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                     12,408

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  971(1)
Transfer agent and shareholder service fees                                877(2)
Trustees' fees                                                               4(3)
Custodian and portfolio accounting fees                                    109
Professional fees                                                           12
Registration fees                                                           37
Shareholder reports                                                         27
Other expenses                                                     +         8
                                                                   -------------
Total expenses                                                           2,045
Expense reduction                                                  -       817(4)
                                                                   -------------
NET EXPENSES                                                             1,228

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 23,646
NET EXPENSES                                                       -     1,228
                                                                   -------------
NET INVESTMENT INCOME                                                   22,418
NET REALIZED GAINS                                                      14,763(5)
NET UNREALIZED GAINS                                               +    12,408(5)
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $49,589

1 Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

2 Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

3  For the fund's independent trustees only.

4 This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2001, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

5  These add up to a net gain on investments of $27,171.


See the Financial Notes, which are integral to this information.        25

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 9/1/00 - 2/28/01 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------

                                           9/1/00-2/28/01       9/1/99-8/31/00
Net investment income                             $22,418              $36,051
Net realized gains or losses                       14,763               (5,924)
Net unrealized gains                      +        12,408               10,991
                                          --------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             49,589               41,118

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income              $22,371              $36,076

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                  9/1/00-2/28/01             9/1/99-8/31/00
                              QUANTITY        VALUE      QUANTITY        VALUE
Shares sold                     18,525     $181,720        28,519     $272,107
Shares reinvested                2,183       21,402         3,469       33,062
Shares redeemed        +        (9,746)    (95,646)       (15,074)    (143,615)
                       ---------------------------------------------------------
NET INCREASE                    10,962     $107,476        16,914     $161,554

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                   9/1/00-2/28/01             9/1/99-8/31/00
                                SHARES   NET ASSETS        SHARES   NET ASSETS
Beginning of period             67,005     $646,535        50,091     $479,939
Total increase         +        10,962      134,694        16,914      166,596(1)
                       ---------------------------------------------------------
END OF PERIOD                   77,967     $781,229        67,005     $646,535(2)

1 Figures for shares represent the net changes in shares from the trans-actions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

2 Includes distributions that exceeded net investment income by $61 for the current period and $108 for the prior period.

2 Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

   SCHWAB MARKETTRACK PORTFOLIOS(R)
   Growth Portfolio                   10.7%
   Balanced Portfolio                 23.6%
   Conservative Portfolio             14.3%

   SCHWAB ANNUITY PORTFOLIOS
   Growth Portfolio II                 0.4%

26      See the Financial Notes, which are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES
Unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.


THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990
   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Index Fund
   Schwab Total Bond Market Index Fund
   Schwab California Short/Intermediate Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab YieldPlus Fund(TM)


FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

FINANCIAL NOTES


THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its value at the time of the transaction. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE SCHWAB TOTAL BOND MARKET INDEX FUND MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R).

The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

      BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

      SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
      SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

      SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

      SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT AND PREMIUM is recorded as it accrues. If a fund bought a bond at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the cur rent date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the bond. If the bond is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the bond's call date and price rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require a fund to classify gains and losses on asset-backed securities, presently included in realized gains and losses, as part of interest income on the Statement of Operations. Adopting these accounting principles will not affect a fund's net asset value, and each fund expects that the impact of the adoption of these principles will not be material to the financial statements.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

Bond Index Funds

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the technical financial terms that are used in this report.

                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

                             FINANCIAL HIGHLIGHTS 1

PER SHARE DATA ($) 2

Income from investment operations: 3
     Net investment income
     Net realized and unrealized gains
     Total income from investment operations

Total return (%) 4

1 The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

2 The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

3 These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

      Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

4 Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

HOW TO READ THIS REPORT Continued

                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

*     4/5/96-12/31/96

**    (0.42)

(-)   --

(~)   1.17

(+)   6.67

(++)  66


                                                 Table is for illustration only.

* In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

** In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

(-) The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

      For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

(+) This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

(++) The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

      Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.


Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

(+) Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

[TRIANGLE] Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

[BULLET] Certificate of participation -- indicates a security that offers
      "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

[SQUARE] Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

  *   ASSET-BACKED SECURITIES 1.5%
 **   SECURITY  FACE VALUE   MKT. VALUE
(-)   OTHER INVESTMENT COMPANIES

      For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

** During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

* In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

                  [GRAPHIC OF PORTFOLIO HOLDINGS SAMPLE TABLE]

                                                 Table is for illustration only.

(-) Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

      In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

HOW TO READ THIS REPORT Continued

   *  Assets and Liabilities
  **  Federal Tax Data
 (-)  Receivables/Payables
 (+)  Deferred Capital Losses
(++)  Net Assets
(-x)  Net Assets by Source
(+x)  Collateral held for securities on loans
(xx)  As of August 31, 2000

* The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

(-) At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

(++) This section gathers the totals from the first two sections in order to compute net assets.

(-x) This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

                [GRAPHIC OF ASSETS AND LIABILITIES SAMPLE TABLE]

                                                 Table is for illustration only.

** Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

(+) A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

(+x) The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

(xx) As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

                   [GRAPHIC OF FEDERAL TAX DATA SAMPLE TABLE]

                                                 Table is for illustration only.

                   [GRAPHIC OF STATEMENT OF OPERATIONS TABLE]

   *  Statement of Operations
  **  NET REALIZED GAINS AND LOSSES
 ***  NET UNREALIZED GAINS AND LOSSES
****  Custodian Fees
   #  Investment Advisor and administrator fees:
  ##  Transfer agent and shareholder service fees:
 ###  INCREASE IN NET ASSETS FROM OPERATIONS

                                                 Table is for illustration only.

* The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

** These are the capital gains or losses resulting from securities a fund sold during the report period.

*** These represent the change in unrealized gains or losses over the report period.

**** To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

#     Covers most activities related to managing a fund's portfolio.

## Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

### This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

                [GRAPHIC OF CHANGES IN NET ASSETS SAMPLE TABLE]

   *  CHANGES IN NET ASSETS
  **  TRANSACTIONS IN FUND SHARES
 ***  SHARES OUTSTANDING AND NET ASSETS
   #  Current report period figures
  ##  Previous report period figures

                                                 Table is for illustration only.


* The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

      Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

** From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

      The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

      In funds with more than one share class, these figures are reported by class.

*** For mutual funds, the number of "shares outstanding" is the number of shares in existence.

#     These are the figures for the current report period.

##    These are the figures for the previous report period.

GLOSSARY

12-MONTH YIELD Also known as distribution yield. 12-month yield is computed by summing the trailing 12-month's income distributions and dividing the sum by the last month's ending NAV, plus any capital gains distributed over the same period. Income refers only to interest payments from fixed-income securities and dividend payoffs from common stocks.

ALTERNATIVE ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.


CREDIT RATINGS

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

                          [CREDIT RATINGS BAR GRAPHIC]

GLOSSARY Continued

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (6.0% - [.25 x 6%] = 4.5%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

CONTACT SCHWAB

The SchwabFunds Family(R) includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds(R).

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET*
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922

MAIL
Write to SchwabFunds at:
P. O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

*     Shares of Sweep Investments(R) may not be purchased over the Internet.

THE SCHWABFUNDS FAMILY

EQUITY INDEX FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(TM)
Schwab International Index Fund(R)

QUANTITATIVE/SECTOR FUNDS
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios(R)
     Growth Portfolio
     Balanced Portfolio
     Small Cap Portfolio
     International Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.

1 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.
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CHARLESSCHWAB


INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120 - 7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG13480-03